ADDENDUM TO SECURITIES PURCHASE AGREEMENT

This ADDENDUM TO SECURITIES PURCHASE AGREEMENT (the “Addendum”), dated as of April 27, 2016, is made by and between Life Clips, Inc. (f/k/a Blue Sky Media Corp.), a Wyoming corporation, with headquarters located at 233 South Sharon Amity Road, Suite 201, Charlotte, NC 28211 (the “Company”), and Susannah Forest (“Buyer”).

WHEREAS:

A. The Company and Buyer previously entered into that certain Securities Purchase Agreement, dated as of December 7, 2015 (the “Original SPA”);

B. The Original SPA provided to Buyer a right of additional investment in Section 4(c) thereof, which right allowed Buyer to purchase one or more additional convertible notes in the aggregate principal amount of up to $250,000 from the Company on the same terms and conditions as provided for in the Original SPA;

C. Buyer wishes to exercise her full right to purchase an additional convertible note in the principal amount of $250,000 from the Company and the Company desires to issue and sell to Buyer such additional note (the “New Note”); and

D. The Company and Buyer wish to provide for Buyer’s purchase of the New Note by this Addendum to the Original SPA.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Buyer agree as follows:

1. Full Force and Effect; Addendum. Other than as expressly modified pursuant to this Addendum, all of the terms, conditions and other provisions of the Original SPA are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Original SPA.

2. Purchase and Sale of New Note.

(a) The Company agrees to issue and sell to Buyer, and Buyer agrees to purchase the New Note from the Company under the terms of this Addendum. Upon receipt of the purchase price of $250,000 paid by Buyer by wire transfer of immediately available funds to the Company, the Company shall, within five (5) business days, deliver to Buyer the New Note, duly executed by the Company, which shall be in substantially the same form as the Note issued to Buyer upon the closing of the Original SPA, other than those changes specifically agreed to by the Company and Buyer.

(b) Simultaneous with the purchase and sale of the New Note, the Company shall deliver to Buyer a warrant to purchase 625,000 shares of the Company’s common stock, $0.001 par value per share, at an exercise price of $0.40 per share, in a form mutually agreeable to Buyer and the Company, duly executed by the Company.

(c) All other terms and conditions of the purchase and sale of the New Note shall be governed by the Original SPA, except that, for purposes of this Addendum, the term “Note” as used in Sections 2 and 4 of the Original SPA, shall be deemed to include the New Note.

3.	Representations and Warranties; Acknowledgement. Buyer hereby represents, warrants and acknowledges and agrees with the Company that:

(a)	each of the representations and warranties contained in Section 2 of the Original Agreement is true and correct as of the date hereof;

(b)	upon the issuance of the New Note, Buyer shall be deemed to have exercised her right of additional investment provided for in Section 4(c) of the Original Agreement in full; and

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(c)	as of the date hereof, the Company is not in breach or default under the Original SPA or the outstanding promissory note sold pursuant thereto and no event has occurred that, with the giving of notice or the passage of time, could constitute a breach or default under the Original SPA or the outstanding promissory note sold pursuant thereto, and, notwithstanding the foregoing, Buyer hereby waives any past or existing breach or default by the Company under the Original SPA and the outstanding promissory note sold pursuant thereto.

4.	Miscellaneous. This Addendum shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. This Addendum may be executed in any number of separate counterparts, each of which shall be deemed an original, and the several counterparts taken together shall constitute one agreement.

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ADDENDUM TO SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Addendum to be duly executed as of date first above written.

COMPANY
Life Clips, Inc. (f/k/a Blue Sky Media Corp.),
a Wyoming corporation

By:	/s/ Robert Gruder
Name:	Robert Gruder
Title:	CEO

BUYER

/s/ Susannah Forest
Susannah Forest